EXHIBIT 10.4

                   ADVANCED ELECTRONIC SUPPORT PRODUCTS, INC.

                             1996 STOCK OPTION PLAN


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                                TABLE OF CONTENTS
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DESCRIPTION                                                                 PAGE
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1.    Purposes.................................................................1

2.    Shares Subject to the Plan...............................................1

3.    Eligibility..............................................................2

4.    Administration of the Plan...............................................2
      (a)  Compensation Committee..............................................2
      (b)  Section 16..........................................................2

5.    Terms of Options.........................................................3
      (a)  Term of Option Granted..............................................3
      (b)  ISO Option Price....................................................3
      (c)  NQSO Option Price...................................................3
      (d)  Expiration of Options...............................................3
      (e)  Number of Shares to be Exercised....................................4
      (f)  Manner of Exercise..................................................4
      (g)  Rights as Stockholder...............................................4
      (h)  Transfer of Options.................................................4
      (i)  Vesting of Options..................................................4
      (j)  Fair Market Value for ISOs..........................................5
      (k)  Reload Options......................................................5

6.    Death, Termination of Employment, or Disability..........................6
      (a)  Termination of Employment or Disability.............................6
      (b)  Death...............................................................6
      (c)  Exercise of Vested Options..........................................6
      (d)  Termination Subsequent to Tender/Exchange Offer or
             Change in Control.................................................6

7.    Leave of Absence.........................................................7

8.    Adjustment Upon Changes in Capitalization................................7

9.    Further Conditions of Exercise...........................................8
      (a)  Restricted Securities...............................................8
      (b)  Delivery of Shares by Company.......................................8
      (c)  Withholdings........................................................8


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10.   Termination, Modification and Amendment..................................9
      (a)  Termination.........................................................9
      (b)  Modification by Shareholders........................................9
      (c)  Modification by Directors...........................................9
      (d)  Affect on Rights....................................................9

11.   Effective Date of the Plan...............................................9

12.   Not a Contract of Employment............................................10

13.   Other Compensation Plans................................................10


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                   ADVANCED ELECTRONIC SUPPORT PRODUCTS, INC.
                             1996 STOCK OPTION PLAN

1.    PURPOSES.

      The ADVANCED ELECTRONIC SUPPORT PRODUCTS, INC. 1996 STOCK
OPTION PLAN (the "Plan") is intended to provide the employees (including employees who are also directors), independent contractors and consultants of ADVANCED ELECTRONIC SUPPORT PRODUCTS, INC. (the "Company") with an added incentive to provide their services to the Company and to induce them to exert their maximum efforts toward the Company's success. By thus encouraging employees, directors, independent contractors and consultants and promoting their continued association with the Company, the Plan may be expected to benefit the Company and its stockholders. The Plan allows the Company to grant Incentive Stock Options ("ISOs") (as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code")), and Non-Qualified Stock Options ("NQSOs"), not intended to qualify under Section 422(b) of the Code (ISOs and NQSOs hereinafter collectively the "Options"), to employees, directors, independent contractors and consultants of the Company.

2.    SHARES SUBJECT TO THE PLAN.

      The total number of shares of Common Stock of the Company, $.001 par value per share, that may be subject to Options granted under the Plan shall be 265,000 shares of the Company's common stock (the "Common Stock"), subject to adjustment as provided in Section 8 hereunder. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirement of outstanding Options granted under the Plan, except as otherwise provided below. In the event any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for the granting of Options under the Plan.

      In a given fiscal year, the maximum number of Options that can be granted hereunder to a single person shall be limited to 100,000 Options, as adjusted for future stock dividends and/or stock splits. Further, such limitation shall not be deemed exceeded in the event subsequent to the date of grant of Options under the Plan, the Company effectuates a stock split and/or stock dividend which results in an adjustment to the number of Options previously granted. The aforesaid limitation is intended to comply with Section 162(m) of the Code. To the extent any provision of the Plan or action by the Board of Directors or Committee, as hereinafter defined, fails to comply with Section 162(m), it shall be deemed null and void to the extent required by statute and to the extent deemed advisable by the Board of Directors and/or such Committee.

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3.    ELIGIBILITY.

      ISOs may be granted from time to time under the Plan to one or more employees of the Company or of a "subsidiary" or "parent" of the Company, as the quoted terms are defined within Section 424 of the Code. An Officer of the Company is an employee for the above purposes. NQSOs may be granted from time to time under the Plan to one or more employees of the Company, Officers, members of the Board of Directors, independent contractors, consultants and other individuals who are not employees of, but are involved in the continuing development and success of the Company and/or of a subsidiary of the Company.

4.    ADMINISTRATION OF THE PLAN.

      (a) NOMINATING AND COMPENSATION COMMITTEE. The Plan shall be administered by a Nominating and Compensation Committee of the Board of Directors of the Company (the "Committee") comprised of at least two outside directors (as described under Rule 16b-3, promulgated under the Securities Exchange Act of 1934 (the "1934 Act")), and in accordance with the requirement of Section 162(m) of the Code, appointed by the Board of Directors of the Company. In the event such Committee is not comprised of said outside directors, any Option granted hereunder shall not be deemed automatically null and void, except as otherwise provided below. Within the limits of the express provisions of the Plan, the Committee shall have the authority, in its discretion, to determine the individuals to whom, and the time or times at which, Options shall be granted, the character of such Options (whether ISOs or NQSOs), and the number of shares of Common Stock to be subject to each Option, and to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of option agreements that may be entered into in connection with Options (which need not be identical), subject to the limitation that option agreements granting ISOs must be consistent with the requirements for the ISOs being qualified as "incentive stock options" as provided in Section 422 of the Code, and to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. In making such determinations, the Committee may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company's success, and such other factors as the Committee, in its discretion, shall deem relevant. The Committee's determinations on the matters referred to in this Section shall be conclusive.

      (b) SECTION 16. Notwithstanding anything contained herein to the contrary, the Committee shall have the exclusive right to grant Options to persons subject to Section 16 of the 1934 Act and set forth the terms and conditions thereof. With respect to persons subject to Section 16 of the 1934 Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3, as amended from time to time (and its successor provisions, if any), under the 1934 Act. To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void to the extent required by law and to the extent deemed advisable by the Board of Directors and/or such Committee.

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5.    TERMS OF OPTIONS.

      Within the limits of the express provisions of the Plan, the Committee may grant either ISOs or NQSOs. An ISO or an NQSO enables the optionee to purchase from the Company, at any time during a specified exercise period, a specified number of shares of Common Stock at a specified price (the "Option Price"). The character and terms of each Option granted under the Plan shall be determined by the Committee consistent with the provisions of the Plan, including the following:

      (a) TERM OF OPTION GRANTED. An Option granted under the Plan must be granted within 10 years from the date the Plan is adopted, or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

      (b) ISO OPTION PRICE. The Option Price of the shares of Common Stock subject to each ISO shall not be less than the fair market value of such shares of Common Stock as of the time such ISO is granted. Such fair market value shall be determined by the Committee and if the shares of Common Stock are listed as of such date on any national securities exchange or traded on the over-the-counter market, the fair market value shall be the closing price on such exchange, or the mean of the closing bid and asked prices of the shares of Common Stock on the over-the-counter market, as reported by Nasdaq, the National Association of Securities Dealers OTC Bulletin Board or the National Quotation Bureau, Inc., as the case may be, on the day on which the Option is granted or, if there is no closing price or bid or asked price on that day, the closing price or mean of the closing bid and asked prices on the most recent day preceding the day on which the Option is granted for which such prices are available. If an ISO is granted to an individual who, immediately before the ISO is to be granted, owns directly or through attribution) more than 10% of the total combined voting power of all classes of capital stock of the Company or a subsidiary or parent of the Company, the Option Price of the shares of Common Stock subject to such ISO shall not be less than 110% of the fair market value per share of the shares of Common Stock at the time such ISO is granted.

      (c) NQSO OPTION PRICE. The Option Price of the shares of Common Stock subject to an NQSO granted pursuant to the Plan shall be determined by the Committee, in its sole discretion.

      (d) EXPIRATION OF OPTIONS. In no event shall any Option granted under the Plan have an expiration date later than ten (10) years from the date of its grant, and all Options granted under the Plan shall be subject to earlier termination as expressly provided in Section 6 hereof. If an ISO is granted to any individual who, immediately before the ISO is granted, owns (directly or through attribution) more than 10% of the total combined voting power of all classes of capital stock of the Company or of a subsidiary or parent of the Company, such ISO shall by its terms expire and shall not be exercisable after the expiration of five (5) years from the date of its grant.

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      (e) NUMBER OF SHARES TO BE EXERCISED. Unless otherwise provided in any option agreement under the Plan, and except as otherwise provided below, an Option granted under the Plan shall become exercisable, in whole at any time or in part from time to time, but in no case may an Option (i) be exercised as to less than one hundred (100) shares of Common Stock at any one time, or the remaining shares of Common Stock covered by the Option if less than one hundred
(100), and (ii) become fully exercisable more than ten years from the date of its grant.

      (f) MANNER OF EXERCISE. An Option granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (to the attention of the Secretary of the Company) of written notice of the number of full shares of Common Stock with respect to which the Option is being exercised, accompanied by payment in full, in cash or by certified or bank check payable to the order of the Company, of the Option Price for such shares of Common Stock, or, by the delivery of unexercised Options and/or shares of Common Stock having a fair market value equal to the Option Price, or by a combination of cash and such unexercised Options and/or shares held by an optionee that have a fair market value equal to the Option Price, and, in the case of a NQSO, by having the Company withhold from the shares of Common Stock to be issued upon exercise of the Option that number of shares having a fair market value equal to the tax withholding amount due, or otherwise provide for withholding as set forth in Section 9(c) hereof. The Option Price may also be paid in full by a broker-dealer to whom the optionee has submitted an exercise notice consisting of a fully endorsed Option, or through any other medium of payment as the Committee, in its discretion, shall authorize.

      (g) RIGHTS AS STOCKHOLDER. The holder of an Option shall have none of the rights of a stockholder with respect to the shares of Common Stock covered by such holder's Option until such shares of Common Stock shall be issued to such holder upon the exercise of the Option.

      (h) TRANSFER OF OPTIONS. All Options granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and any Option granted under the Plan may be exercised during the lifetime of the holder thereof only by the holder. No Option granted under the Plan shall be subject to execution, attachment or other process.

      (i) VESTING OF OPTIONS. Subject to the provisions of Section 6 hereof, or unless otherwise determined by the Committee, each Option shall become exercisable with respect to one third of the total number of shares of Common Stock subject to the Option on the date of its grant and with respect to each additional one-third at the end of each one-year period thereafter during the succeeding two years. Notwithstanding the foregoing, the Committee may in its discretion (i) specifically provide for another time or times of exercise at the time the Option is granted; (ii) accelerate the exercisability of any Option subject to such terms and conditions as the Committee deems necessary and appropriate; or (iii) at any time prior to the expiration or termination of any Option previously granted, extend the term of any Option for such additional period as the Committee in its discretion shall determine. In no event, however, shall the aggregate term of any Option, including the original term of the Option and any extensions thereof, exceed ten years. Subject to the foregoing, and except as otherwise provided herein, all

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or any part of the shares underlying the Option with respect to which the Option is exercisable may be purchased commencing at the time and to the extent such Option became exercisable or at any time or times thereafter during the term of the Option.

      (j) FAIR MARKET VALUE FOR ISOS. The aggregate fair market value, determined as of the time any ISO is granted and in the manner provided for by Subsection (b) of this Section 5, of the shares of Common Stock with respect to which ISOs granted under the Plan are exercisable for the first time during any calendar year and under incentive stock options qualifying as such in accordance with Section 422 of the Code granted under any other incentive stock option plan maintained by the Company or its parent or subsidiary corporations, shall not exceed $100,000. Any grant of Options in excess of such amount shall be deemed a grant of a NQSO. In addition, and notwithstanding anything contained herein to the contrary, in the event an ISO granted hereunder does not, for any reason, at the time of grant or during the term of the ISO satisfy all of the conditions under the Code with respect to being deemed an ISO, then said ISO shall be deemed a NQSO, but only to the extent, if applicable, said ISO exceeds any such conditions, and any said determination that said ISO is deemed an NQSO shall not be deemed the grant of a new Option hereunder.

      (k) RELOAD OPTIONS. Whenever an optionee holding any Option outstanding under this Plan (including Reload Options, as hereinafter defined, previously granted under this Section 5(k)), exercises the Option and makes payment of the Option Price pursuant to Section 5(b) hereof, in whole or in part, by tendering shares of Common Stock previously held by the optionee, then the Company shall grant to the optionee a Reload Option ("Reload Option"), for the number of shares of Common Stock that is equal to the number of shares of Common Stock tendered by the optionee in payment of the Option Price of the Option being exercised. The Reload Option Price per share shall be an amount equal to the fair market value per share of the Company's Common Stock, as determined as of the date of receipt by the Company of the notice by the optionee to exercise the option, and as determined in accordance with Section 5(b) above. Subject to
Section 6 hereof, the term of the Reload Option shall expire and the Reload Option shall no longer be exercisable, on the later to occur of (i) the expiration date of the originally exercised Option or (ii) ten years from the date of grant of the Reload Option. Any Reload Option granted under this Section 5(b) shall vest immediately upon grant. All other terms of the Reload Options granted hereunder shall be identical to the terms and conditions of the original Option, the exercise of which gives rise to the grant of the Reload Option. Notwithstanding anything contained herein to the contrary, no Reload Options should be granted hereunder if an optionee is no longer employed and/or retained by the Company as of the date of the exercise of the Options giving rise to the grant of Reload Options hereunder. In addition, and notwithstanding anything contained herein to the contrary, in the event there is not a sufficient number of shares of Common Stock authorized for issuance upon exercise of Reload Options under the Plan, the Company shall use its best efforts to cause such number of authorized shares of Common Stock underlying the Plan to be increased, provided, however, that if the Company is unable to so cause such increase in the authorized number of shares of Common Stock underlying the Plan to be effectuated, the ability of the optionee to exercise such Reload Options

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may be delayed indefinitely until such time as the requisite number of shares of
Common Stock is so authorized.

6.    DEATH, TERMINATION OF EMPLOYMENT, OR DISABILITY.

      (a) TERMINATION OF EMPLOYMENT OR DISABILITY. Except as otherwise provided herein, upon termination of employment or retention with the Company, a holder of an Option under the Plan may exercise such Options to the extent such Options were exercisable as of the date of termination at any time within three (3) months after the date of such termination, subject to the provisions of Subsection (c) of this Section 6. For purposes hereof, termination of employment or retention shall include, but shall not be limited to, termination due to retirement, layoffs, or the permanent disability of the optionee. Notwithstanding anything contained herein to the contrary, any Options granted hereunder to an optionee and then outstanding shall immediately terminate in the event the optionee is convicted of a felony committed against the Company, and the provisions of this Subsection (a) shall not be applicable thereto. In addition, and anything contained herein to the contrary notwithstanding, the term during which an optionee may exercise Options subsequent to the date of termination may, in the Committee's discretion, be modified, subject to applicable law and regulation, from the term specified above, as of the date of grant and as specified in an option agreement evidencing the grant of Options under the Plan.

      (b) DEATH. If the holder of an Option granted under the Plan dies (i) while employed by the Company or a subsidiary or parent corporation or (ii) within three (3) months after the termination of such holder's employment or retention, such Options may, subject to the provisions of Subsection (c) of this
Section 6, be exercised by a legatee or legatees of such Option under such individual's last will or by such individual's personal representatives or distributees at any time within six (6) months after the individual's death, to the extent, except as otherwise provided herein, such Options were exercisable as of the date of death or date of termination of employment, whichever date is earlier.

      (c) EXERCISE OF VESTED OPTIONS. An Option may not be exercised pursuant to this Section 6 except to the extent that the holder was entitled to exercise the Option at the time of termination of employment or retention or death, and in any event may not be exercised after the original expiration date of the Option.

      (d) TERMINATION SUBSEQUENT TO TENDER/EXCHANGE OFFER OR CHANGE IN CONTROL. Notwithstanding anything in this Plan to the contrary, any Options granted hereunder and then outstanding shall become immediately exercisable in full in the event the optionee's employment with the Company is terminated by the Company subsequent to the consummation of a tender offer or exchange offer made by any "person" within the meaning of Section 14(d) of the 1934 Act or subsequent to a Change in Control, as defined below. For purposes of this Subsection, a "Change in Control" shall have occurred if:

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           (1) any "person" (other than Slav Stein and Roman Briskin) within the meaning of Section 14(d) of the 1934 Act becomes the "beneficial owner" as defined in Rule 13d-3 thereunder, directly or indirectly, of more than 20% of the Company's Common Stock.

           (2) any "person" (other than Slav Stein and Roman Briskin) acquires by proxy or otherwise the right to vote more than 20% of the Company's Common Stock for the election of Directors, other than solicitation of proxies by the Incumbent Board (as hereinafter defined), for any merger or consolidation of the Company or for any other matter or question.

           (3) during any two-year period, individuals who constitute the Board of Directors of the Company (the "Incumbent Board") as of the beginning of the period cease for any reason to constitute at least a majority thereof, provided that any person becoming a Director during such period whose election or nomination for election by the Company's stockholders was approved by a vote of at least three quarters of the Incumbent Board (either by specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be, for purposes of this clause (3), considered as though such person were a member of the Incumbent Board.

           (4) the Company's stockholders have approved the sale of all or substantially all of the assets of the Company.

      (e) AUTOMATIC VESTING UPON DEATH. In addition, and notwithstanding anything contained herein to the contrary, in the event an optionee dies during such time as the optionee is employed or retained by the Company, then fifty percent (50%) of any outstanding Options which have not vested and are not exercisable by the optionee as of the date of death shall be automatically deemed vested and exercisable by the optionee's estate and/or his legatees in accordance with Subsection 6(b) hereof.

7.    LEAVE OF ABSENCE.

      For the purposes of the Plan, an individual who is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) shall be considered as remaining in the employ of the Company or of a subsidiary or parent corporation for ninety (90) days or such longer period as such individual's right to re-employment is guaranteed either by statute or by contract.

8.    ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

      (a) In the event that the outstanding shares of Common Stock are hereafter changed by reason of recapitalization, reclassification, stock split, combination or exchange of shares of

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Common Stock or the like, or by the issuance of dividends payable in shares of
Common Stock, an appropriate adjustment shall be made by the Committee, in the aggregate number of shares of Common Stock available under the Plan, in the number of shares of Common Stock issuable upon exercise of outstanding Options, and the Option Price per share. In the event of any consolidation or merger of the Company with or into another company, or the conveyance of all or substantially all of the assets of the Company to another company, each then outstanding Option shall upon exercise thereafter entitle the holder thereof to such number of shares of Common Stock or other securities or property to which a holder of shares of Common Stock of the Company would have been entitled to upon such consolidation, merger or conveyance; and in any such case appropriate adjustment, as determined by the Committee shall be made as set forth above with respect to any future changes in the capitalization of the Company or its successor entity. In the event of the proposed dissolution or liquidation of the Company, all outstanding Options under the Plan will automatically terminate, unless otherwise provided by the Board of Directors of the Company or any authorized committee thereof.

      (b) Any adjustment in the number of shares of Common Stock shall apply proportionately to only the unexercised portion of the Options granted hereunder. If fractions of shares of Common Stock would result from any such adjustment, the adjustment shall be revised to the next higher whole number of shares of Common Stock.

9.    FURTHER CONDITIONS OF EXERCISE.

      (a) RESTRICTED SECURITIES. Unless the shares of Common Stock issuable upon the exercise of an Option under the Plan have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, prior to the exercise of the Option, an optionee must represent in writing to the Company that such shares of Common Stock are being acquired for investment purposes only and not with a view towards the further resale or distribution thereof, and must supply to the Company such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with said Act.

      (b) DELIVERY OF SHARES BY COMPANY. The Company shall not be obligated to deliver any shares of Common Stock until they have been listed on each securities exchange on which the shares of Common Stock may then be listed or until there has been qualification under or compliance with such state or federal laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to obtain such listing, qualification and compliance.

      (c) WITHHOLDINGS. The Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the exercise of any Option, including, but not limited to, (i) the withholding of delivery of shares of Common Stock upon exercise of Options

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until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes, (ii) the cancelling of any number of shares of Common Stock issuable upon exercise of such Options in an amount sufficient to reimburse the Company for the amount it is required to so withhold, or (iii) withholding the amount due from any such person's wages or compensation due such person.

10.   TERMINATION, MODIFICATION AND AMENDMENT.

      (a) TERMINATION. The Plan (but not Options previously granted under the
Plan) shall terminate ten (10) years from the earliest of the date of its adoption by the Board of Directors, or the date the Plan is approved by the stockholders of the Company, or such date of termination, as hereinafter provided, and no Option shall be granted after termination of the Plan.

      (b) MODIFICATION BY SHAREHOLDERS. The Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company voting as a single class, and entitled to vote thereon.

      (c) MODIFICATION BY DIRECTORS. The Board of Directors of the Company may at any time, prior to ten (10) years from the earlier of the date of the adoption of the Plan by such Board of Directors or the date the Plan is approved by the stockholders, terminate the Plan or from time to time make such modifications or amendments of the Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company, voting as a single class, and entitled to vote thereon, increase (except as provided by Section 8) the maximum number of shares of Common Stock as to which Options may be granted under the Plan, materially change the standards of eligibility under the Plan or materially increase the benefits which may accrue to participants under the Plan. Any amendment to the Plan which, in the opinion of counsel to the Company, will be deemed to result in the adoption of a new Plan, will not be effective until approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company, voting as a single class, and entitled to vote thereon.

      (d) AFFECT ON RIGHTS. No termination, modification or amendment of the Plan may adversely affect the rights under any outstanding Option without the consent of the individual to whom such Option shall have been previously granted and/or awarded.

11.   EFFECTIVE DATE OF THE PLAN.

      The Plan shall become effective upon adoption by the Board of Directors of the Company. The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon within one year before or after adoption of the Plan by the Board of Directors.

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12.   NOT A CONTRACT OF EMPLOYMENT.

      Nothing contained in the Plan or in any option agreement executed pursuant hereto shall be deemed to confer upon any individual to whom an Option is or may be granted hereunder any right to remain in the employ of the Company or of a subsidiary or parent of the Company or in any way limit the right of the Company, or of any parent or subsidiary thereof, to terminate the employment of any employee, or to terminate any other relationship with an Optionee, including that of independent contractor or consultant. Notwithstanding anything contained herein to the contrary, and except as otherwise provided at the time of grant, all references hereunder to termination of employment shall with respect to consultants and independent contractors mean the termination of retention of their services with or for the Company.

13.   OTHER COMPENSATION PLANS.

      The adoption of the Plan shall not affect any other stock option plan, incentive plan or any other compensation plan in effect for the Company, nor shall the Plan preclude the Company from establishing any other form of stock option plan, incentive plan or any other compensation plan.

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